                                               EDISON INTERNATIONAL

                                                 POWER OF ATTORNEY

                  The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, THOMAS R. MCDANIEL, POLLY L. GAULT,
THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, MICHAEL A. HENRY,
JEFFREY C. SHIEH, LOWELL B. REINSTEIN, DARLA F. FORTE, EILEEN B. GUERRERO, BONITA J. SMITH, and MARGA ROSSO, or
any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2004,
Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2005, any Current Reports on
Form 8-K from time to time during 2005 and through February 16, 2006, or in the event this Board of Directors does not meet on February 16, 2006, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and
Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 17th day of February, 2005.

                                                 EDISON INTERNATIONAL

                                                 By:      /s/ JOHN E. BRYSON
                                                          ----------------------------------------------
                                                          JOHN E. BRYSON
                                                          Chairman of the Board, President,
                                                          and Chief Executive Officer

Attest:

/s/ BEVERLY P. RYDER
----------------------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                             2005 Edison International
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/S/ John E. Bryson
-------------------------------------                     Chairman of the Board,
John E. Bryson                                            President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Thomas R. McDaniel
-------------------------------------                     Executive Vice President,
Thomas R. McDaniel                                        Chief Financial Officer and Treasurer

Controller and Principal Accounting Officer:

/s/ Thomas M. Noonan
------------------------------------                       Vice President and Controller
Thomas M. Noonan

Additional Directors:

/s/ France A. Cordova                    Director          /s/ James M. Rosser                 Director
--------------------------------------                     -----------------------------------
France A. Cordova                                          James M. RosserRonald L. Olson

/s/ Bradford M. Freeman                  Director          Richard T. Schlosberg, III          Director
--------------------------------------                     -----------------------------------
France A. Cordova                                          Richard R. Schlosberg, III

/s/ Bruce Karatz                         Director          /s/ Robert H. Smith                 Director
--------------------------------------                    ------------------------------------
Bruce Karatz                                               Robert H. Smith

/s/ Luis G. Nogales                      Director          /s/ Thomas C. Sutton                Director
--------------------------------------                     -----------------------------------
Luis G. Nogales                                            Thomas C. Sutton

Ronald L. Olson                          Director
--------------------------------------
Ronald L. Olson